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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               -------------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 31, 1998

                                  ALRENCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             INDIANA                 0-27490                   35-1480655
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (IRS EMPLOYER
       OF INCORPORATION)             NUMBER)               IDENTIFICATION NO.)

                             714 E. KIMBROUGH STREET
                                 MESQUITE, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      75149
                                   (ZIP CODE)

                                 (972) 288-9327
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

EFFECTIVE MAY 31, 1998, K. DAVID BELT RESIGNED AS CHIEF FINANCIAL OFFICER OF ALRENCO, INC. (THE "COMPANY") TO SPEND MORE TIME WITH HIS FAMILY AND TO OVERSEE FINANCIAL ACTIVITIES FOR WHITE PROPERTIES, INC.

EFFECTIVE JUNE 1, 1998, JOHN T. EGELAND, AGE 44, SUCCEEDS MR. BELT AS CHIEF FINANCIAL OFFICER OF THE COMPANY. MR. EGELAND BRINGS OVER 17 YEARS OF BANKING AND CORPORATE FINANCIAL MANAGEMENT EXPERIENCE TO THE COMPANY. MOST RECENTLY, HE SERVED AS SENIOR VICE PRESIDENT, CORPORATE FINANCE FOR ASSOCIATES FIRST CAPITAL CORPORATION, THE NATION'S LARGEST PUBLIC FINANCE COMPANY. IN HIS ROLE, MR. EGELAND SUPERVISED MANAGEMENT OF ALL LONG-TERM DEBT ISSUANCE AND PLACEMENTS EXCEEDING $6 BILLION ANNUALLY. IN ADDITION TO HIS CORPORATE FINANCE EXPERIENCE, MR. EGELAND HAS SERVED AS PRESIDENT OF GEMINI EXPLORATION COMPANY AND EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR NORTHPARK NATIONAL BANK IN DALLAS.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)   EXHIBITS.

99.1     PRESS RELEASE DATED MAY 29, 1998



                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  JUNE 2, 1998



                                       ALRENCO, INC.



                                       BY:  /S/  TRACY A. SCHRADER
                                       ------------------------------------
                                       TRACY A. SCHRADER
                                       GENERAL COUNSEL, VICE PRESIDENT AND
                                       SECRETARY


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                               INDEX TO EXHIBITS


Exhibit
No.                      Description
-------                  -----------
99.1                Press Release dated May 29, 1998